EXHIBIT 32.1

CERTIFICATION OF
PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

          In connection with the accompanying Quarterly Report on Form 10-Q of SonoSite, Inc. for the period ended March 31, 2007, I, Kevin M. Goodwin, Chief Executive Officer of SonoSite, Inc., hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

such Quarterly Report on Form 10-Q of SonoSite, Inc. for the period ended March 31, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Quarterly Report on Form 10-Q of SonoSite, Inc. for the period ended March 31, 2007, fairly presents, in all material respects, the financial condition and results of operations of SonoSite, Inc.

/s/ Kevin M. Goodwin

Kevin M. Goodwin
President and Chief Executive Officer
(Principal Executive Officer)

May 9, 2007